Exhibit 10.4

ADDENDUM TO STOCKHOLDERS’ AGREEMENT

This ADDENDUM TO STOCKHOLDERS’ AGREEMENT (this “Addendum”), effective as of November 5, 2021 (the “Effective Date”), entered into by and among GCM Grosvenor Inc., a Delaware corporation (the “Company”), GCM V, LLC, a Delaware limited liability company (“GCM V”), Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Holdings”) and GCM Progress Subsidiary LLC, a Delaware limited liability company (“Progress Subsidiary”, and, together with the Company, GCM V and Holdings, the “Addendum Parties”) amends the Stockholders’ Agreement (the “Agreement”) made as of November 17, 2020, by and among the Company, Holdings, GCM Grosvenor Management, LLC, a Delaware limited liability company (“Management LLC”), Grosvenor Holdings II, L.L.C., a Delaware limited liability company (“Holdings II”) and GCM V. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Company, Holdings, Management LLC, Holdings II and GCM V have previously entered into the Agreement;

WHEREAS, pursuant to Section 14 of the Agreement, any provision of the Agreement may be amended or waived if such amendment or waiver is in writing and is signed by the Company and GCM V;

WHEREAS, Holdings transferred a portion of the Common Units it held as of the Closing Date to Progress Subsidiary, a Permitted Transferee under the Agreement and under the Registration Rights Agreement;

WHEREAS, Holdings desires to assign its rights, duties and obligations under the Agreement to Progress Subsidiary with respect to the Common Units it transferred, and may in the future transfer, to Progress Subsidiary;

WHEREAS, Progress Subsidiary desires to join as a party to the Agreement as though an original party thereto, and Holdings wishes to designate Progress Subsidiary as a “GCM Equityholder” under the Agreement as permitted under Section 16 of the Agreement.

NOW, THEREFORE, in consideration of the promises, and the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Addendum Parties hereby consent and agree as follows:

1.Joinder. Progress Subsidiary hereby agrees that upon execution by Progress Subsidiary of this Addendum, Progress Subsidiary shall become a party to the Agreement as amended by this Addendum as of the Effective Date and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as amended by this Addendum as though an original party thereto and as a “GCM Equityholder.”

2.Assignment and Designation as GCM Equityholder. Holdings hereby agrees that upon execution by Holdings of this Addendum, Holdings shall assign its rights, duties and obligations under the Agreement as of the Effective Date to Progress Subsidiary with respect to the Common Units it transferred, and may in the future transfer, to Progress Subsidiary, and Holdings shall designate Progress Subsidiary as a “GCM Equityholder” under the Agreement as of the Effective Date.

3.Amendment to Preamble. Upon the Effective Date, the Preamble to the Agreement shall be amended to include GCM Progress Subsidiary LLC in the definition of “GCM Equityholders” and in the definition of “Voting Party”.

4.References. From and after the date of this Addendum, references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended hereby unless the context otherwise requires. For the avoidance of doubt, references in the Agreement to “the date hereof” shall solely refer to November 17, 2020 (the date of the Agreement).

5.Full Force and Effect. Except as otherwise expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and continue in full force and effect. This Addendum is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Addendum shall be deemed to be in full force and effect as of the Effective Date upon the execution of this Addendum by the Addendum Parties as if the amendments made hereby were originally set forth in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Addendum Parties have duly executed this Addendum as of the date first above written.
    ADDENDUM PARTIES:

GCM Grosvenor Inc.
a Delaware corporation
    By: /s/ Michael J. Sacks
Name: Michael J. Sacks
Title: Chief Executive Officer

GCM V, LLC
a Delaware limited liability company

By:_ /s/ Michael J. Sacks
Name: Michael J. Sacks
Title: Manager

Grosvenor Holdings, L.L.C.
an Illinois limited liability company
    By: MJS, LLC, its Managing Member
    By: /s/ Michael J. Sacks
Name: Michael J. Sacks
Title: Manager
    By: Michael J. Sacks, its Managing Member
     /s/ Michael J. Sacks
Michael J. Sacks

GCM Progress Subsidiary LLC
a Delaware limited liability company
    By: GCM Progress LLC, its Sole Member
    By: Grosvenor Holdings, L.L.C., its Sole Member
    By: MJS, LLC, its Managing Member
    By: /s/ Michael J. Sacks
Name: Michael J. Sacks
Title: Manager
    By: Michael J. Sacks, its Managing Member
     /s/ Michael J. Sacks
Michael J. Sacks